UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  February 7, 2008

                                 LHC GROUP, INC.
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               (Exact Name of Registrant as Specified in Charter)

            Delaware                  8082                 71-0918189
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  (State or Other Jurisdiction    (Commission           (I.R.S. Employer
       of Incorporation)          File Number)         Identification No.)

                          420 West Pinhook Rd., Suite A
                               Lafayette, LA 70503
          (Address of Principal Executive Offices, including Zip Code)

                                 (337) 233-1307
              (Registrant's telephone number, including area code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01  Entry into a Material Definitive Agreement.

     As described in Item 2.03 below, on February 7, 2008, Palmetto Express, LLC (the "Borrower"), a subsidiary of LHC Group, Inc. (the "Guarantor"), entered into a Loan Agreement (the "Loan Agreement") with Capital One, National Association (the "Lender"). The information set forth under Item 2.03 of this report is incorporated by reference in this Item 1.01.


Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

      On February 7, 2008, Palmetto Express, LLC (the "Borrower"), a subsidiary of LHC Group, Inc. (the "Guarantor"), entered into a Loan Agreement (the "Loan Agreement") with Capital One, National Association (the "Lender") for a term note in the amount of $5,050,000 for the purchase of a 1999 Cessna 560 aircraft. This aircraft shall replace the aircraft purchased by LHC Group, Inc. in August 2005. LHC Group (the "Company") believes that the newer aircraft will be much more reliable, more cost-effective and more productive in terms of time management than the older plane due to the Company's continuing geographical expansion. LHC Group is currently in the process of selling the plane purchased in August 2005, and the proceeds from that sale will be used to pay off the debt associated with the purchase of the plane in 2005.

     The term note is payable in 84 monthly installments of principal plus interest commencing on March 6, 2008 and ending with the final payment on February 6, 2015. The term note will bear the interest at the LIBOR Rate (adjusted monthly) plus the Applicable Margin of 1.9%.

     The summary above is qualified in its entirety by the Loan Agreement attached hereto as Exhibit 10.1 and incorporated herein by reference.


Item 9.01  Financial Statements and Exhibits.

     A copy of the Loan Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           LHC GROUP, INC.


                                           By: /s/ Peter J. Roman
                                               ---------------------------------
                                               Peter J. Roman
                                               Senior Vice President and Chief
                                               Financial Officer



Dated: February 12, 2008

                                INDEX TO EXHIBITS



      EXHIBIT NO.            DESCRIPTION
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          10.1               Loan Agreement, dated February 6, 2008, by and
                             between Palmetto Express, L.L.C .(the "Borrower"),
                             LHC Group, Inc. (the "Guarantor") and Capital One,
                             National Association (the "Lender").